UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 8, 2005

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

1.01. Entry into a Material Definitive Agreement.

Establishment of 2006 Long-Term Bonus Plan

At a meeting of the Compensation Committee on December 8, 2005, the Committee established, and the Board approved, the 2006 long-term bonus plan, in which certain key executives, including the Chief Executive Officer and the other named executive officers, are eligible to participate. The purpose of the Plan is to increase long-term performance of the Company and to improve the competitiveness of long-term compensation of participants. A description of the 2006 long-term bonus plan is set forth on Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Description of 2006 Long-Term Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

December 14, 2005	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Description of 2006 Long-Term Bonus Plan.